Exhibit 32.2

THE PROVIDENCE SERVICE CORPORATION

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of The Providence Service Corporation (the “Company”) does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended September 30, 2017 (the “Report”) that, to the best of such officer’s knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 8, 2017	/s/ David C. Shackelton
David C. Shackelton Chief Financial Officer (Principal Financial Officer)